TAUBER & BALSER, P.C.
                          Certified Public Accountants
                            3340 Peachtree Road, N.E.
                                    Suite 250
                                Atlanta, GA 30326




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We consent to the incorporation by reference of our report dated August 5, 1999 included in the December 31, 1998 Form 10-KSB for Global Telemedia International, Inc.



/s/ Tauber  &  Balser,  P.C.
Atlanta,  Georgia
November  12,  1999

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